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                                                                 [LOCKHEED LOGO]

Information


                                                           For Immediate Release
                                                           ---------------------


 Lockheed Martin Corporation Announces Tender Offers for up to $1.95 Billion of
                              its Outstanding Debt



BETHESDA, MD, November 28, 2000 - Lockheed Martin Corporation (NYSE: LMT) announced today that it is offering to purchase up to $1.95 billion in principal amount of six of its outstanding debt issues.

The offer includes the outstanding 9.00% Notes due 2003, originally issued by Martin Marietta Corporation (the "9% `03 Bonds"), 7.45% Notes due 2004, originally issued by Lockheed Martin Corporation (the "7.45% Bonds"), 7.625% Senior Notes due 2004, originally issued by Loral Corporation (the "7.625% Bonds"), 7.95% Notes due 2005, originally issued by Lockheed Martin Corporation (the "7.95% Bonds"), 9.00% Notes due 2022, originally issued by Lockheed Corporation (the "9% `22 Bonds"), and 9.125% Senior Debentures due 2022, originally issued by Loral Corporation (the "9.125% Bonds" and, together with the 9% `03 Bonds, 7.450% Bonds, 7.625% Bonds, 7.95% Bonds and 9% `22 Bonds, collectively the "Securities").

Each tender offer will commence on Tuesday, November 28, 2000, and expire at 5:00 p.m., New York City time, on Friday, December 8, 2000, unless extended or earlier terminated. Holders of the Securities wishing to tender may do so at anytime between 9:00 a.m. and 5:00 p.m., New York City time, on any New York Stock Exchange trading day during the period in which the offers are open. A tender of Securities pursuant to the offers becomes irrevocable by the tendering holder at the time of tender, and there are no withdrawal rights with respect to the offers. Each offer is independent of the other offers and may be amended, extended or terminated independently of the other offers. The offers are not contingent upon the tender of any minimum principal amount of Securities. Lockheed Martin reserves the right to terminate, withdraw or amend each of the offers at any time and from time to time, subject to applicable law.

The six debt tender offers are intended to retire substantially all of the outstanding Securities. This is expected to result in a nonrecurring and unusual loss on early extinguishment of debt for Lockheed Martin in the fourth quarter of 2000 and in a reduction in Lockheed Martin's interest expense in future periods. The exact amounts will not be determined until the tender offers have been completed. To finance the purchase of the Securities Lockheed Martin intends to use its
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available cash balances and part of the $1.67 billion in proceeds from the recent sale of its Aerospace Electronics Systems businesses.

The purchase price for each $1,000 principal amount of each Security tendered pursuant to the applicable offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity on the Referenced Security listed below at the time of tender, plus an amount equal to any accrued and unpaid interest to but excluding the date of payment of the purchase price. The table below illustrates this for each Security.

 CUSIP Number         Aggregate         Security     Maturity Date         Reference Security         Reference    Fixed Spread
                  Principal Amount                                                                     Source
                     Outstanding
573275AL8               $100,000,000  9% `03 Bonds  March 1, 2003     5.50% U.S. Treasury Note           PX5               0.50%
                                                                      due March 2003
539830AH2               $550,000,000  7.45% Bonds   June 15, 2004     5.75% U.S. Treasury Note           PX6               0.70%
                                                                      due November 2005
543859AJ1               $250,000,000  7.625% Bonds  June 15, 2004     5.75% U.S. Treasury Note           PX6               0.70%
                                                                      due November 2005
539830AM1               $750,000,000  7.95% Bonds   December 1, 2005  5.75% U.S. Treasury Note           PX6               0.75%
                                                                      due November 2005
539821AJ7               $200,000,000  9% `22 Bonds  January 15, 2022  6.125% U.S. Treasury Bond          PX8               1.50%
                                                                      due August 2029
543859AE2               $100,000,000  9.125% Bonds  February 1, 2022  6.125% U.S. Treasury Bond          PX8               1.50%
                                                                      due August 2029

Settlement of the tender offers will occur on the third New York City business day following the date of tender of the applicable Securities.

The tender offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 28, 2000.

Credit Suisse First Boston Corporation will serve as Dealer Manager for the tender offers.

Headquartered in Bethesda, Maryland, Lockheed Martin is a global enterprise principally engaged in the research, design, development, manufacture and integration of advanced technology systems, products and services. Lockheed Martin's core businesses are systems integration, space, aeronautics and technology services. Lockheed Martin had 1999 sales surpassing $25 billion.

                                     # # #

News Media Contact:
James Fetig, 301-897-6352

Investor Contacts:
Randa Middleton, 301-897-6455
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This news release is neither an offer to purchase nor a solicitation of an offer to sell the Securities. The offer to purchase the Securities is made solely by the Offer to Purchase dated November 28, 2000. This offer is not being made to, nor will tendered Securities be accepted from or on behalf of holders in any jurisdiction where the making of the offers or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction where the securities, blue sky laws or other laws require the offers to be made by a licensed broker or dealer, the offers shall be deemed to be made on behalf of Lockheed Martin by Credit Suisse First Boston Corporation or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

Neither Lockheed Martin nor Credit Suisse First Boston makes any recommendation that any holder tender or refrain from tendering all or any portion of the principal amount of their Securities, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender Securities, and if so, the principal amount of Securities to tender.

Questions concerning the terms of the tender offers may be directed to Credit Suisse First Boston at 800-820-1653. Questions concerning the procedures for tendering Securities or requests for the Offer to Purchase documents may be directed to Morrow & Co,. Inc., the Information Agent, at 800-654-2468 or 212-754-8000.

LOCKHEED MARTIN SAFE HARBOR STATEMENT: Statements in this press release are considered forward-looking statements under the federal securities laws, including the Private Securities Litigation Reform Act of 1995, including the statements relating to projected future financial performance. Sometimes these statements will contain words such as "believes," "expects," "intends," "plans" and other similar words. These statements are not guarantees of our future performance and are subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to be materially different from those we may project. Some of the factors which may affect the forward-looking statements in this press release include the purchase price for Securities tendered, the amount of Securities tendered, the political and economic climate domestically and internationally and other general economic, financial and market conditions. In addition, our filings with the Securities and Exchange Commission (http://www.sec.gov), set forth factors which could
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affect the forward-looking statements contained in this press release.  These are only some of the many factors which may affect the forward-looking statements in this press release.